Prospectus Supplement
John Hancock Investment Trust
John Hancock Fundamental Equity Income Fund  (the fund)
Supplement dated March 26, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
Effective as of April 8, 2025 (the Effective Date), the Prospectus is revised to include the ticker symbols for Classes A, C and R6 of the fund. Accordingly, as of the Effective Date, the following information is added to the front cover:
Class A:  JHCMX
Class C:   JHCOX
Class R6: JHCQX
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

Statement of Additional Information Supplement
John Hancock Investment Trust
John Hancock Fundamental Equity Income Fund
Supplement dated March 26, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective as of April 8, 2025 (the Effective Date), the SAI is revised to include the ticker symbols for Classes A, C and R6 of the fund. Accordingly, as of the Effective Date, the following information is added to the front cover:
Class A:  JHCMX
Class C:   JHCOX
Class R6: JHCQX
You should read this supplement in conjunction with the SAI and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.